                            STOCK PURCHASE AGREEMENT


     This STOCK PURCHASE AGREEMENT is dated as of the 27th day of October, 1999 by and among Transkaryotic Therapies, Inc., a Delaware corporation with its principal office at 195 Albany Street, Cambridge, MA 02139 (the "COMPANY"), and the several purchasers named in the attached EXHIBIT A (individually, a "PURCHASER" and collectively, the "PURCHASERS").

     WHEREAS, the Company desires to issue and sell to the Purchasers pursuant to this Agreement shares (the "SHARES") of the authorized but unissued shares of common stock, $.01 par value per share, of the Company (the "COMMON STOCK"); and

     WHEREAS, the Purchasers, severally, wish to purchase the Shares on the terms and subject to the conditions set forth in this Agreement.

     NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

     1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

          (a) "AFFILIATE" of a party means any corporation or other business entity controlled by, controlling or under common control with such party. For this purpose "control" shall mean direct or indirect beneficial ownership of fifty percent (50%) or more of the voting or income interest in such corporation or other business entity.

          (b)   "CLOSING DATE" means the date of the Closing.

          (c) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

          (d) "REGISTRATION RIGHTS AGREEMENT" shall mean that certain Registration Rights Agreement, dated as of the date hereof, among the Company and the Purchasers.

          (e) "MAJORITY PURCHASERS" shall mean Purchasers which, at any given time, hold greater than fifty percent (50%) of the Shares.

          (f)   "SEC" shall mean the Securities and Exchange Commission.

          (g) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

     2.   PURCHASE AND SALE OF SHARES.

          2.1 PURCHASE AND SALE. Subject to and upon the terms and conditions set forth in this Agreement, the Company agrees to issue and sell to each Purchaser, and each Purchaser, severally, hereby agrees to purchase from the Company, at the Closing, the number of shares of Common Stock set forth opposite the name of such Purchaser under the heading "Number of Shares to be Purchased" on EXHIBIT A hereto, at a purchase price of $40.00 per share. The total purchase price payable by each Purchaser for the number of shares of Common Stock that such Purchaser is hereby agreeing to purchase is set forth opposite the name of such Purchaser under the heading "Purchase Price" on EXHIBIT A hereto. The aggregate purchase price payable by the Purchasers to the Company for all of the Shares shall be $132,000,000.

          2.2 CLOSING. The closing of the transactions contemplated under this Agreement (the "CLOSING") shall take place at the offices of the Company's counsel on the third business day after the execution of this Agreement by the Company and the Purchasers. At the Closing, the Company shall deliver to each Purchaser a single stock certificate, registered in the name of such Purchaser (or in such nominee or custodial name as shall be specified by such Purchaser), representing the number of shares of Common Stock purchased by such Purchaser, against payment of the purchase price therefor by wire transfer of immediately available funds to such account or accounts as the Company shall designate in writing.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth in the Offering Memorandum delivered to the Purchasers by the Company with respect to the Shares (together with any disclosure letter delivered by the Company to the Purchasers and including any documents incorporated by reference therein, the "OFFERING MEMORANDUM"), the Company hereby represents and warrants to each of the Purchasers as follows.

          3.1 INCORPORATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect upon the Company. The Company has all requisite corporate power and authority to carry on its business as now conducted. The Company has no subsidiaries.

          3.2 CAPITALIZATION. The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock. The number of outstanding shares of Common Stock is as set forth in the Offering Memorandum as of the most recent date specified therein. The Company has not issued any capital stock since that date except as described in or contemplated by the Offering Memorandum. Except as set forth in or contemplated by the Offering Memorandum, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests.

          3.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein has been taken. When executed and delivered by the Company, each of this Agreement and the Registration Rights Agreement shall constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, and except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. The Company has all requisite corporate power to enter into this Agreement and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement.

          3.4 VALID ISSUANCE OF THE SHARES. The Shares being purchased by the Purchasers hereunder will, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, fully paid and nonassessable.

          3.5 FINANCIAL STATEMENTS. The financial statements of the Company included in the Offering Memorandum present fairly, in all material respects, the consolidated financial condition of the Company as of the dates and for the periods indicated. Such financial statements are fairly presented in accordance with generally accepted accounting principles (except for the absence of footnote disclosure and subject, in the case of interim periods, to normal year-end adjustments which, individually, and in the aggregate, will not be material). Since September 30, 1999, the Company has not incurred any material liabilities or obligations, direct or contingent, other than in the ordinary course of business, and there has been no material adverse change (actual or, to the Company's knowledge, threatened) in the assets, liabilities (contingent or other), affairs, operations, prospects or condition (financial or other) of the Company, other than the continued incurrence of losses in the ordinary course of business.

          3.6 OFFERING MEMORANDUM. The information contained or incorporated by reference in the Offering Memorandum is true and correct in all material respects as of the date hereof; and the Offering Memorandum does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          3.7 CONSENTS. All consents, approvals, orders and authorizations required on the part of the Company in connection with the execution, delivery or performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein have been obtained and will be effective as of the Closing Date, other than such filings required to be made after the Closing under applicable federal and state securities laws and the registration statement contemplated by the Registration Rights Agreement.

          3.8 NO CONFLICT. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the Certificate of Incorporation or By-laws of the Company or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Company or its properties or assets.

          3.9 BROKERS OR FINDERS. Except for certain fees and expenses payable by the Company to one or more placement agents (consisting of a commission of 5.25% of the gross proceeds, as well as reimbursement of certain expenses), the Company has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

          3.10 NASDAQ NATIONAL MARKET. The Common Stock is listed on the Nasdaq National Market System, and there are no proceedings to revoke or suspend such listing.

          3.11 ABSENCE OF LITIGATION. Except as set forth in the Offering Memorandum, as of the date hereof, there is no action, suit or proceeding or, to the Company's knowledge, any investigation, pending, or to the Company's knowledge, threatened by or before any governmental body against the Company and in which an unfavorable outcome, ruling or finding in any said matter, or for all matters taken as a whole, would reasonably be expected to have a material adverse effect on the Company. The foregoing includes, without limitation, any such action, suit, proceeding or investigation that questions this Agreement or the Registration Rights Agreement or the right of the Company to execute, deliver and perform under same.

     4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser severally for itself, and not jointly with the other Purchasers, represents and warrants to the Company as follows:

          4.1 AUTHORIZATION. All action on the part of such Purchaser and, if applicable, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein has been taken. Each of this Agreement and the Registration Rights Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. Such Purchaser has all requisite power to enter into each of this Agreement and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement.

          4.2 PURCHASE ENTIRELY FOR OWN ACCOUNT, ETC. Such Purchaser is acquiring the Shares for its own account, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act. Except as contemplated by this Agreement, such Purchaser has no present agreement, undertaking, arrangement, obligation or commitment providing for the disposition of the Shares. Any Purchaser that is a corporation or other entity represents that is has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Shares. Such Purchaser agrees not to assign, sell, pledge, transfer or otherwise dispose of or transfer any Shares unless registered under the Securities Act and applicable state securities laws, or an opinion is given by counsel satisfactory to the Company that such registration is not required; PROVIDED that no such opinion shall be required for any transfer of Shares that is exempt from such registration under Rule 144(k) under the Securities Act. The Company may affix a legend to any certificates representing the Shares to the foregoing effect.

          4.3 INVESTOR STATUS; ETC. Such Purchaser certifies and represents to the Company that at the time such Purchaser acquires any of the Shares, such Purchaser will be an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act. Such Purchaser's financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and the risk of loss of its entire investment. Such Purchaser has been afforded the opportunity to ask questions of and receive answers from the management of the Company concerning this investment and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

          4.4 SHARES NOT REGISTERED. Such Purchaser understands that the Shares have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Shares must continue to be held by such Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. The Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

          4.5 NO CONFLICT. The execution and delivery of this Agreement and the Registration Rights Agreement by such Purchaser and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default by such Purchaser (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the organizational documents of such Purchaser or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to such Purchaser or its respective properties or assets.

          4.6 BROKERS. Such Purchaser has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

          4.7 CONSENTS. All consents, approvals, orders and authorizations required on the part of such Purchaser in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and are effective as of the Closing Date.

     5.   CONDITIONS PRECEDENT.

          5.1. CONDITIONS TO THE OBLIGATION OF THE PURCHASERS TO CONSUMMATE THE CLOSING. The obligation of each Purchaser to consummate the Closing and to purchase and pay for the Shares being purchased by it pursuant to this Agreement is subject to the satisfaction of the following conditions precedent:

          (a) The representations and warranties contained herein of the Company shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by each Purchaser that, in the case of any representation and warranty of the Company contained herein (i) which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.1 (a) or (ii) which is made as of a specific date, such representation and warranty need be true and correct only as of such specific date in order to satisfy as to such representation and warranty the condition precedent set forth in the foregoing provisions of this
Section 5.1(a)).

          (b) The Registration Rights Agreement shall have been executed and delivered by the Company.

          (c) The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date.

          (d) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

          (e) The purchase of and payment for the Shares by the Purchasers shall not be prohibited by any law or governmental order or regulation.

          (f) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to such Purchaser and the placement agents, and such Purchaser and the placement agents shall have received copies (executed or certified, as may be appropriate) of all documents which such Purchaser or the Placement Agent may have reasonably requested in connection with such transactions.

          5.2. CONDITIONS TO THE OBLIGATION OF THE COMPANY TO CONSUMMATE THE CLOSING. The obligation of the Company to consummate the Closing and to issue and sell to each of the Purchasers the Shares to be purchased by it at the Closing is subject to the satisfaction of the following conditions precedent:

          (a) The representations and warranties contained herein of such Purchaser shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by the Company that, in the case of any representation and warranty of each Purchaser contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.2(a)).

          (b) The Registration Rights Agreement shall have been executed and delivered by each Purchaser.

          (c) The Purchasers shall have performed in all material respects all obligations and conditions herein required to be performed or observed by the Purchasers on or prior to the Closing Date.

          (d) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

          (e) The sale of the Shares by the Company shall not be prohibited by any law or governmental order or regulation.

          (f) Each of the Purchasers shall have executed and delivered to the Company a Purchaser's Questionnaire, in the form attached hereto as EXHIBIT B, pursuant to which each such Purchaser shall provide information necessary to confirm each such Purchaser's status as an "accredited investor" (as such term is defined in Rule 501 promulgated under the Securities Act).

          (g) Each of the other Purchasers shall have purchased, in accordance with this Agreement, the number of shares of Common Stock set forth opposite its name under the heading "Number of Shares to be Purchased."

          (h) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Closing shall be satisfactory in form and substance to the Company, and the Company shall have received counterpart originals, or certified or other copies of all documents, including without limitation records of corporate or other proceedings, which it may have reasonably requested in connection therewith.

     6.   TRANSFER, LEGENDS.

          6.1. SECURITIES LAW TRANSFER RESTRICTIONS. No Purchaser shall sell, assign, pledge, transfer or otherwise dispose or encumber any of the Shares being purchased by it hereunder, except (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an available exemption from registration under the Securities Act and applicable state securities laws and, if requested by the Company, upon delivery by such Purchaser of an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws; PROVIDED that no such opinion shall be required for any transfer of Shares that is exempt from such registration under Rule 144(k) under the Securities Act. Any transfer or purported transfer of the Shares in violation of this Section 6.1 shall be voidable by the Company. The Company shall not register any transfer of the Shares in violation of this Section 6.1. The Company may, and may instruct any transfer agent for the Company, to place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section 6.1.

          6.2. LEGENDS. Each certificate requesting any of the Shares shall be endorsed with the legends set forth below, and each Purchaser covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legends endorsed on such certificate:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SAID ACT AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM SAID ACT."

     7.   MISCELLANEOUS PROVISIONS.

          7.1 PUBLIC STATEMENTS OR RELEASES. None of the Purchasers shall make, issue, or release any announcement, whether to the public generally, or to any of its suppliers or customers, with respect to this Agreement or the transactions provided for herein, or make any statement or acknowledgment of the existence of, or reveal the status of, this Agreement or the transactions provided for herein, without the prior consent of the other parties, which shall not be unreasonably withheld or delayed, PROVIDED THAT nothing in this Section
7.1 shall prevent any of the parties hereto from making such public announcements as it may consider necessary in order to satisfy its legal obligations, but to the extent not inconsistent with such obligations, it shall provide the other parties with an opportunity to review and comment on any proposed public announcement before it is made.

          7.2 FURTHER ASSURANCES. Each party agrees to cooperate fully with the other party and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by the other party to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

          7.3 RIGHTS CUMULATIVE. Each and all of the various rights, powers and remedies of the parties shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

          7.4 PRONOUNS. All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

          7.5  NOTICES.

          (a) Any notices, reports or other correspondence (hereinafter collectively referred to as "CORRESPONDENCE") required or permitted to be given hereunder shall be sent by postage prepaid first class mail, courier or fax or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

          (b)  All correspondence to the Company shall be addressed as follows:

               Daniel E. Geffken, Vice President--
                 Finance and Chief Financial Officer
               Transkaryotic Therapies, Inc.
               195 Albany Street
               Cambridge, MA 02139

          (c) All correspondence to any Purchaser shall be sent to such Purchaser at the address set forth in EXHIBIT A.

          (d) Any entity may change the address to which correspondence to it is to be addressed by notification as provided for herein.

          7.6 CAPTIONS. The captions and paragraph headings of this Agreement are solely for the convenience of reference and shall not affect its interpretation.

          7.7 SEVERABILITY. Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

          7.8  GOVERNING LAW; INJUNCTIVE RELIEF.

          (a) This Agreement shall be governed by and construed in accordance with the internal and substantive laws of Massachusetts and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

          (b) Each of the parties hereto acknowledges and agrees that damages will not be an adequate remedy for any material breach or violation of this Agreement if such material breach or violation would cause immediate and irreparable harm (an "IRREPARABLE BREACH"). Accordingly, in the event of a threatened or ongoing Irreparable Breach, each party hereto shall be entitled to seek, in any state or federal court in Massachusetts, equitable relief of a kind appropriate in light of the nature of the ongoing or threatened Irreparable Breach, which relief may include, without limitation, specific performance or injunctive relief; provided, however, that if the party bringing such action is unsuccessful in obtaining the relief sought, the moving party shall pay the non-moving party's reasonable costs, including attorney's fees, incurred in connection with defending such action. Such remedies shall not be the parties' exclusive remedies, but shall be in addition to all other remedies provided in this Agreement.

          7.9 WAIVER. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

          7.10 EXPENSES. Each party will bear its own costs and expenses in connection with this Agreement.

          7.11 ASSIGNMENT. The rights and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of each party. Neither party may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of the other party. In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of the Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the other party.

          7.12 SURVIVAL. The respective representations and warranties given by the parties hereto, and the other covenants and agreements contained herein, shall survive the

Closing Date and the consummation of the transactions contemplated herein for a period of two years, without regard to any investigation made by any party.

          7.13 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto respecting the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral. No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the Company and each of the Purchasers.



                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.

                                       TRANSKARYOTIC THERAPIES, INC.

                                       By: /s/ Richard F. Selden
                                           --------------------------
                                       Name:
                                       Title:

                            PURCHASER SIGNATURE PAGE

     The undersigned Purchaser hereby executes the Stock Purchase Agreement and the Registration Rights Agreement with Transkaryotic Therapies, Inc. and hereby authorizes this signature page to be attached to a counterpart of such documents executed by a duly authorized officer of Transkaryotic Therapies, Inc..

Number of Shares                         _______________________________
to be Purchased:________________         Name of Purchaser -- PLEASE
                                                    PRINT OR TYPE

U. S. Taxpayer ID No., if any:           [SIGN HERE]:

________________________                 By:______________________________

                                         Title:___________________________

                                         Address:_________________________

                                                 _________________________

                                                 _________________________

     Please set out below your registration requirements:

     Name in which Shares
     are to be registered: _________________________

     Address of registered holder (if different from above):
                  ____________________________________________

                  ____________________________________________

     Contact name and telephone
          number regarding settlement
          and registration:_______________________
                                      Name
                           _______________________
                                Telephone Number

                                    EXHIBIT A

                                   PURCHASERS

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NAME AND ADDRESS OF PURCHASER                    NUMBER OF SHARES TO BE PURCHASED                  PURCHASE PRICE
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

                                    EXHIBIT B

                         FORM OF INVESTOR QUESTIONNAIRE